UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 5, 2019

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2019, American Vanguard Corporation (“Registrant”) appointed director Debbie Edwards to serve on its Compensation Committee (in addition to her other duties) and director Emer Gunter to serve on both its Nominating & Corporate Governance Committee and Risk Committee. In addition, Ms. Gunter has been designated to be the ESG (Environmental, Social & Governance) liaison between the N&CG Committee and management.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 5, 2019, the board of directors of Registrant adopted and approved a resolution to amend and restate Registrant’s Bylaws. The changes were made: (i) to bring its provisions up to date with Delaware General Corporation law; (ii) to include, and make consistent, the notice provisions for director nominations and ballot proposals by stockholders at the annual meeting of shareholders (as such provisions had been memorialized in standalone policies previously); and (iii) to reflect more accurately the role of the Chief Executive Officer within the company. Both a redlined version (showing changes in the Bylaws as compared to the version in effect immediately prior to December 5, 2019) and a clean version are linked hereto as Exhibits 99.2 and 99.3 are incorporated by reference herein in their entirety.

Item 8.01 Other Events

On December 9, 2019, American Vanguard Corporation issued a press release announcing that its Board of Directors had declared a cash dividend in the amount of two cents ($0.02) per share to holders of issuer’s common stock on the record date of December 26, 2019 for distribution on January 9, 2020. That release is linked hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information contained in this Current Report on Form 8-K, including the Exhibits linked hereto, is being furnished under Items 5.02, 5.03, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated December 9, 2019 of American Vanguard Corporation regarding the declaration of a cash dividend.

Exhibit 99.2	Amended and Restated Bylaws of American Vanguard Corporation dated as of December 5, 2019 redlined to show changes from the version in effect immediately prior to that date.

Exhibit 99.3	Amended and Restated Bylaws of American Vanguard Corporation dated as of December 5, 2019 (clean version).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: December 10, 2019	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary